                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 10, 1996



                            YOUNG BROADCASTING INC.
                            -----------------------
               (Exact name of registrant as specified in charter)


     Delaware                   0-25042                      13-3339681
 ---------------------    ------------------------   -------------------------
(State or other juris-    (Commission File Number)  (IRS Employer Identification No.)
diction of incorporation


599 Lexington Avenue, New York               10022
- ----------------------------------------  -----------
(Address of principal executive offices)  (Zip Code)


(212) 754-7070
- ---------------------------------------------------
(Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

               On May 10, 1996, Young Broadcasting Inc. entered into an agreement to acquire from KCAL Broadcasting, Inc., a subsidiary of The Walt Disney Company, the assets of television station KCAL-TV, Los Angeles, California, as more fully described in the press release attached hereto as Exhibit 1.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.


Exhibits
- --------

  1            Press Release dated May 13, 1996.
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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    YOUNG BROADCASTING INC.



Date:  May 15, 1996                 By     /s/ James A. Morgan
                                      -----------------------------------
                                           James A. Morgan,
                                           Executive Vice President

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                                 Exhibit Index
                                 -------------



Exhibit        Title
- -------        -----

  1            Press Release dated May 13, 1996